UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

March 5, 2007

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WISCONSIN ENERGY CORPORATION	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WISCONSIN ENERGY CORPORATION
WISCONSIN ELECTRIC POWER COMPANY

ITEM 8.01 OTHER EVENTS.

In a decision dated March 5, 2007, the Dane County Circuit Court affirmed in part and remanded in part the July 2006 administrative law judge's decision concerning the Wisconsin Department of Natural Resources' (the "WDNR") reissuance of the Oak Creek water intake and discharge permit (the "WPDES" permit) (Clean Wisconsin, Inc., and Sierra Club, et al., vs. Wisconsin Department of Natural Resources, et al., Dane County Circuit Court, State of Wisconsin, Case No. 06 CV 2671). That permit is required for the operation of the Oak Creek expansion and existing Oak Creek generating units. The administrative law judge upheld the WDNR's reissuance of the Oak Creek WPDES permit. For those parts of the administrative law judge's decision that it remanded, the Dane County Circuit Court found that the administrative law judge had used an interpretation of the EPA's cooling water and intake rules that the Federal Appeals Court for the Second Circuit subsequently determined to be inconsistent with Section 316(b) of the Clean Water Act in Riverkeeper, Inc. v. EPA, Nos. 04-6692-ag(L) et al. (2d Cir. 2007) (the "Riverkeeper II" decision). Based on our review of the Riverkeeper II decision and the Dane County Circuit Court decision, we do not believe that either decision invalidates the WPDES permit, and we plan to continue the construction work on the Oak Creek expansion. We intend to cooperate with the WDNR to establish that the WDNR's reissuance of the WPDES permit is consistent with applicable statutes and rules following the Riverkeeper II decision. However, we cannot predict the ultimate outcome of this matter at this time.

For additional information regarding the WPDES permit, please refer to "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS -- FACTORS AFFECTING RESULTS, LIQUIDITY AND CAPITAL RESOURCES -- POWER THE FUTURE -- Oak Creek Expansion -- Legal and Regulatory Matters" in Item 7 of the Annual Report on Form 10-K for the year ended December 31, 2006.

Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based upon management's current expectations and are subject to risks and uncertainties, including those matters described under the headings "Factors Affecting Results, Liquidity and Capital Resources" in Management's Discussion and Analysis of Financial Condition and Results of Operations and under the headings "Cautionary Statement Regarding Forward-Looking Information" and "Risk Factors" contained in our Form 10-K for the year ended December 31, 2006 and other factors described in subsequent reports filed with the Securities and Exchange Commission, that could cause our actual results to differ materially from those contemplated in the statements. Readers are cautioned not to place undue reliance on these forward-looking statements. In some cases, forward-looking statements may be identified by reference to a future period or periods or by the use of forward-looking terminology such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "may," "objectives," "plans," "possible," "potential," "projects" or similar terms or variations of these terms. We expressly disclaim any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ENERGY CORPORATION
(Registrant)

/s/ ALLEN L. LEVERETT
Date: March 8, 2007	Allen L. Leverett -- Executive Vice President and Chief Financial Officer

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ ALLEN L. LEVERETT
Date: March 8, 2007	Allen L. Leverett -- Executive Vice President and Chief Financial Officer